Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. Section 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

	In connection with the Annual Report of Relay Mines Limited (the "Company") on Form 10-QSB for the quarter ended December 31, 2003 as filed with the Securities and Exchange Commission on the date here of (the "report"), I, Carlo Civelli, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) 	The Report fully complies with the requirements of Section 13(a) or 15(d)
of the Securities Exchange Act of 1934; and

(2) 	The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

	Dated this 10th day of February, 2004



/s/
_______________________________________
Carlo Civelli
Chief Executive Officer and Chief Financial Officer